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Summary Prospectus
GENWORTH PYRAMIS® SMALL/MID CAP CORE FUND
(formerly, Genworth Columbia Mid Cap Value Fund)

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses1	0.74%	0.69%
Administrative Service Fees	0.25%	None
All Other Expenses	0.49%	0.69%
Total Annual Fund Operating Expenses	1.59%	1.29%
Amount of Fee Waiver and/or Expense Assumption2	(0.30)%	(0.50)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.29%	0.79%
1
“Other Expenses” also include the fees and expenses indirectly borne by a Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the prospectus which reflects the operating expenses of the Fund and does not include the 0.01% attributed to Acquired Fund Fees and Expenses.

2
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.75% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

 Pyramis is a registered service mark of FMR LLC.  Used under license.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$131	$473	$837	$1,864
Institutional Shares	$81	$360	$660	$1,513

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198.33% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of net assets, including borrowings for investment purposes, in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2500™ Index at the time of the purchase (which was between $5 million and $10.9 billion as of February 28, 2011).  The Fund may invest up to 20% of total assets in foreign securities.  The Fund also may invest in real estate investment trusts.

The Fund seeks to achieve its investment objective through an active, bottom-up, sector neutral investment discipline designed to deliver the subadvisor’s best ideas.  The subadvisor seeks to generate alpha (i.e., risk adjusted return) through stock selection rather than sector selection or market timing.  The Fund seeks to exploit pricing anomalies through in-house research from the subadvisor’s sector portfolio managers and fundamental research analysts whose in-depth knowledge of their respective sectors.  In addition, the subadvisor uses quantitative tools to monitor the Fund’s risk exposure.

The Fund will invest, either directly or indirectly, in common stocks and other securities with equity characteristics, including ADRs (American Depositary Receipts), typically issued by small- and mid-capitalization companies domiciled in the United States or exercising a prominent part of their economic activities in the United States.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Small- and Mid-Capitalization Risk - The risk that the Fund’s investments in the securities of small- and mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Real Estate Investment Trust Risk - The risk that the value of real estate investment trust (“REIT”) shares may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself.

Foreign Securities Risk - The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.  The Fund may obtain exposure to a foreign issuer through a depository receipt, which is generally a U.S. security that is subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Risks of Large Shareholder Redemptions - The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Please note that effective November 19, 2010, the Fund changed its name, principal investment strategies, principal risks, subadvisor and performance benchmark index. As such, the performance information below, to a large extent, reflects performance achieved under the Fund’s prior strategies, risks and subadvisor.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns: 20.83%  3rd Quarter 2009
 Worst Quarterly Returns: -11.86%   1st Quarter 2009

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception
Service Shares (inception date 9/4/2008)	23.86%	4.53%
Institutional Shares (inception date 12/9/2009)	24.49%	27.98%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)*	24.97%	5.28%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008) *	24.75%	5.61%
*
Effective November 19, 2010, the Genworth PYRAMIS® Small/Mid Cap Core Fund discontinued the use of the Russell Midcap Value Index as the primary index and replaced it with the Russell 2500™ Index in future prospectuses.  The Genworth PYRAMIS® Small/Mid Cap Core Fund believes that use of the Russell 2500™ Index provides a better comparative benchmark than the Russell Midcap Value Index because of the Fund’s change in investment strategy from that of a mid cap value strategy to a small/mid cap core strategy.

Management

Investment Advisor and Subadvisor
Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.  Pyramis Global Advisors, LLC (“Pyramis”) is the subadvisor for the Fund.

Portfolio Managers
John Power is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Power is a Senior Vice President of U.S. Equities at Pyramis, and joined Pyramis in 2005.  Prior to joining Pyramis, Mr. Power was a principal and member of the Investment Strategy Committee at Oechsle International Advisors, where he also ran that firm’s risk management process.  Mr. Power has served as portfolio manager to the Fund since 2010.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.